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                                                                    EXHIBIT 23.1

                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 333-42114 and Form S-3 Nos. 333-42390, 333-46756, 333-53025 and
333-53200) of our report dated August 8, 2001, with respect to the financial statements of Hypertension Diagnostics, Inc. included in the Annual Report (Form 10-KSB) for the year ended June 30, 2001.

                                                  Ernst & Young LLP

Minneapolis, Minnesota
September 27, 2001